Exhibit 99.2

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

                               Ford Motor Company
                          SELECTED CONSOLIDATED DETAIL
                          ----------------------------
                             2001 Compared with 2000

                                                                 Fourth Quarter                       Full Year
                                                            -------------------------------     -----------------------------
                                                               2001              2000             2001             2000
                                                            --------------    -------------     ------------    -------------
Worldwide vehicle unit sales of
 cars and trucks (in thousands)
- North America                                                 1,114             1,209             4,292           4,933
- Outside North America                                           694               631             2,699           2,491
                                                               ------            ------            ------          ------
    Total                                                       1,808             1,840             6,991           7,424
                                                               ======            ======            ======          ======

Sales and revenues (Mils.)
- Automotive                                                $  33,772         $  35,107         $ 131,528       $ 141,230
- Financial Services                                            7,378             7,480            30,884          28,828
                                                            ---------         ---------         ---------  ---  ---------
    Total                                                   $  41,150         $  42,587         $ 162,412       $ 170,058
                                                            =========         =========         =========       =========

Net income (Mils.)
- Automotive                                                $  (4,708)        $     629         $  (6,267)      $   3,624
- Financial Services                                             (360)              448               814           1,786
                                                            ---------         ---------         ---------       ---------
   Income from continuing operations                           (5,068)            1,077            (5,453)          5,410
- Discontinued operation (Visteon)                                  -                 -                 -             309
- Loss on spin-off of Visteon                                       -                 -                 -          (2,252)
                                                            ---------         ---------         ---------       ---------
    Total net income                                        $  (5,068)        $   1,077         $  (5,453)      $   3,467
                                                            =========         =========         =========       =========

Adjusted net income from
 continuing operations (Mils.) a/                           $    (860)        $   1,210         $    (782)      $   6,668

Unusual items (Mils.)
- Fourth quarter impairment, restructuring,
   and other charges                                        $  (4,106)        $       -         $  (4,106)              -
- SFAS 133 b/                                                    (102)                -              (252)      $       -
- E-commerce and Automotive-related ventures                        -                 -              (199)              -
- Mazda restructuring actions                                       -                 -              (114)              -
- Asset write-down related to Nemak venture                         -              (133)                -            (133)
- Land Rover inventory profit reduction                             -                 -                 -            (106)
- European charges                                                  -                 -                 -          (1,019)
                                                            ---------         ---------         ---------       ---------
    Total unusual items                                     $  (4,208)        $    (133)        $  (4,671)      $  (1,258)
                                                            =========         =========         =========       =========

Capital expenditures (Mils.)
- Automotive                                                $   2,363         $   2,510         $   6,357       $   7,393
- Financial Services                                              223               390               651             955
                                                            ---------         ---------         ---------       ---------
    Total                                                   $   2,586         $   2,900         $   7,008       $   8,348
                                                            =========         =========         =========       =========

Automotive capital expenditures as a
 percentage of sales                                              7.0%              7.1%              4.8%            5.2%

Automotive net cash at December 31 (Mils.)
- Cash and marketable securities                            $  15,028         $  16,490         $  15,028       $  16,490
- VEBA                                                          2,639             3,656             2,639           3,656
                                                            ---------         ---------         ---------       ---------
   Gross cash including VEBA                                   17,667            20,146            17,667          20,146
- Debt                                                         13,794            12,046            13,794          12,046
                                                            ---------         ---------         ---------       ---------
   Automotive net cash including VEBA                       $   3,873         $   8,100         $   3,873       $   8,100
                                                            =========         =========         =========       =========

AMOUNTS PER SHARE OF COMMON AND CLASS B STOCK
Income assuming dilution
- Automotive                                                $   (2.61)        $    0.33         $   (3.47)      $    2.40
- Financial Services                                            (0.20)             0.24              0.45            1.19
                                                            ---------         ---------         ---------       ---------
   Subtotal                                                     (2.81)             0.57             (3.02)           3.59
- Discontinued operation (Visteon)                                  -                 -                 -            0.21
- Loss on spin-off of Visteon                                       -                 -                 -           (1.50)
                                                            ---------         ---------         ---------       ---------
    Total                                                   $   (2.81)        $    0.57         $               $    2.30
                                                            =========         =========         ====            =========
                                                                                                (3.02)

Adjusted net income from
 continuing operations a/                                   $   (0.48)        $    0.64         $   (0.44)      $    3.26     c/

Unusual items
- Fourth quarter impairment, restructuring,
   and other charges                                        $   (2.27)        $       -         $   (2.27)      $       -
- SFAS 133 b/                                                   (0.06)                -             (0.14)              -
- E-commerce and Automotive-related ventures                        -                 -             (0.11)
- Mazda restructuring actions                                       -                 -             (0.06)              -
- Asset write-down related to Nemak venture                         -             (0.07)                -           (0.06)    c/
- Land Rover inventory profit reduction                             -                 -                 -           (0.05)    c/
- European charges                                                  -                 -                 -           (0.50)    c/
                                                            ---------         ---------         ---------       ---------
    Total unusual items                                     $   (2.33)        $   (0.07)        $   (2.58)      $   (0.61)    c/
                                                            =========         =========         =========       =========
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a/   Excludes unusual items disclosed by the Company.
b/   Excluding precious metals charge in Fourth Quarter 2001.
c/   In addition to excluding unusual items affecting income, also treats the
     Value Enhancement Plan like a stock split and share repurchase.

Prior periods have been restated.